UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 3, 2014 (March 1, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Transaction Agreement

On March 1, 2014, Caesars Acquisition Company (“CAC” or the “Company”) entered into a Transaction Agreement (the “Agreement”) by and among, Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc. (“CEOC”), Caesars License Company, LLC (“CLC”), Harrah’s New Orleans Management Company (“HNOMC”), Corner Investment Company, LLC (“CIC”), 3535 LV Corp. (“3535 LV”), Parball Corporation (“Parball”), JCC Holding Company II, LLC (“JCC Holding”), CAC and Caesars Growth Partners, LLC (“Growth Partners”). The Agreement was fully negotiated by and between a Special Committee of CEC’s Board of Directors (the “CEC Special Committee”) and a Special Committee of CAC’s Board of Directors (the “CAC Special Committee”), each comprised solely of independent directors, and was recommended by both committees and approved by the Boards of Directors of CEC and CAC. The CEC Special Committee, the CAC Special Committee and the Boards of Directors of CEC and CAC each received fairness opinions from firms with experience in valuation matters, which stated that, based upon and subject to (and in reliance on) the assumptions made, matters considered and limits of such review, in each case as set forth in the opinions, the Purchase Price (as defined below) was fair from a financial point of view to CEC and Growth Partners, respectively.

Pursuant to the terms of the Agreement, Growth Partners (or one or more of its designated direct or indirect subsidiaries) agreed to acquire from CEOC or one or more of its affiliates, (i) The Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad Resort & Casino (“The Quad”), Bally’s Las Vegas and Harrah’s New Orleans (each a “Property” and collectively, the “Properties”), (ii) 50% of the ongoing management fees and any termination fees payable under the Property Management Agreements to be entered between a Property Manager (as defined below) and the owners of each of the Properties (the “Property Management Agreements”); and (iii) certain intellectual property that is specific to each of the Properties (together with the transactions described in (i) and (ii) above, the “Transaction”) for an aggregate purchase price of US $2.0 billion (the “Purchase Price”), less outstanding debt to be assumed in the Transaction, and also subject to various pre-closing and post-closing adjustments in accordance with the terms of the Agreement.

The Transaction is subject to certain closing conditions, including the receipt of gaming and other required governmental approvals, accuracy of representations and warranties, compliance with covenants and receipt by CEC and the CEC Special Committee of certain opinions with respect to CEOC. In addition, the consummation of the Transaction by CAC is subject to CAC’s receipt of financing on terms and conditions satisfactory to CAC and Growth Partners. The Agreement provides that, at the closing of the Transaction (the “Closing”), the owner of each Property will enter into a Property Management Agreement with the applicable Property Manager, pursuant to which, among other things, the Property Managers will provide management services to the applicable Property and Caesars Licensing Company, LLC will license enterprise-wide intellectual property used in the operation of the Properties.

The Agreement contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties, covenants and obligations, and certain other designated matters, which in certain circumstances are subject to specified limitations on the amount of indemnifiable damages and the survival period in which a claim may be made. Additional indemnification obligations of CEC and the Sellers (as defined in the Agreement) include amounts expended for new construction and renovation at The Quad in excess of the $223 million budgeted for renovation expenses (up to a maximum amount equal to 15% of such budgeted amount and subject to certain exceptions) and certain liabilities arising under employee benefit plans. In addition to the aforementioned indemnification obligations, the Agreement requires that CEOC ensure that the remaining amounts required to construct and open The Cromwell be fully-funded by CEOC, including providing a minimum amount of House Funds (as defined in the Agreement) in connection with the opening of The Cromwell. CEC and certain of its affiliates will indemnify CAC, Growth Partners and certain of their affiliates for a failure to open the hotel and casino at The Cromwell by a specified date and for failure to open the restaurant and nightclub at The Cromwell by a specified date.

The Property Management Agreements will be entered into at Closing by and between each of the four property management entities (each a “Property Manager” and collectively, the “Property Managers”), each of which (other than HNOMC, which is the existing manager of Harrah’s New Orleans) will be formed as a wholly-owned subsidiary of CEOC, and each of the respective owners of the Properties (the “Property Owners”). The ongoing management fees payable to each of the Property Managers consists of a (i) base management fee of 2% of net operating revenues with respect to each month of each year during the term of such agreement and (ii) an incentive management fee in an amount equal to 5% of EBITDA for each operating year. CEOC will guarantee the obligations of the Property Managers under each of the Property Management Agreements.

Pursuant to the terms of the Agreement, the parties have agreed to use reasonable best efforts to establish a new services joint venture (the “Services JV”) between CEOC, Caesars Entertainment Resort Properties LLC (“CERP”) and Growth Partners and certain of their respective subsidiaries. The purpose of the Services JV includes the common management of the enterprise-wide intellectual property, which will be licensed by the Services JV to, among other parties, each of the Property Owners, and shared services operations across the portfolio of CEOC, CERP and Growth Partners properties. Following the Closing, at Growth Partners’ request and subject to receipt of any required regulatory approvals, the Property Management Agreements will be assigned to the Services JV which will thereafter perform the obligations of the Property Managers (in which case CEOC’s guarantee of the obligations under the assigned Property Management Agreements will be released).

The Agreement is subject to termination if the Closing is not completed by June 30, 2014, which date may be extended until August 31, 2014 in certain circumstances.

The representations and warranties set forth in the Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses, and should be read in conjunction with the disclosures in CAC’s periodic reports and other filings with the Securities and Exchange Commission.

The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with the Transaction, on March 1, 2014, Caesars Growth Properties Holdings, LLC (“CGPH”), a wholly-owned subsidiary of Growth Partners, entered into a commitment letter ( the “Commitment Letter”) with Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. (“Citi”), Credit Suisse AG (“CS”), Deutsche Bank AG New York Branch and Cayman Islands Branch (“DB”) and UBS AG, Stamford Branch (“UBS”, together with Citi, CS and DB, the “Lenders”), pursuant to which, subject to the conditions set forth therein, the Lenders committed to provide $1.325 billion in senior secured credit facilities (a $1.175 billion senior secured term facility and a $150 million senior secured revolving facility) and $675 million in second lien indebtedness to consummate the Transaction and to refinance Planet Hollywood Resort & Casino’s existing indebtedness, on or prior to the Closing Date.

Item 8.01 Other Events.

On March 3, 2014, in connection with the Transaction, the Company issued a press release announcing (i) the Transaction and (ii) the approval of certain capital investments in The Quad. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. CAC has based these forward-looking statements on its current expectations about future events. Further, statements that include words such as “may,” “will,” “expect,” “anticipate,” “could,” “estimate,” or “continue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this filing. These forward-looking statements, including, without limitation, those (i) relating to the purchase of the casinos named in this filing, (ii) relating to the renovation and transformation of the Quad, and (iii)

relating to future actions, new projects, strategies, future performance, and the outcome of contingencies, wherever they occur in this filing, are necessarily estimates reflecting the best judgment of CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in CAC’s filings with the Securities and Exchange Commission.

In addition to the risk factors set forth above, important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	the ability to satisfy the conditions to the closing with respect to the purchase of the casinos named in this filing, including receipt of required regulatory approvals and receipt of financing;

•	the purchase of the casinos named in this filing may not be consummated on the terms contemplated or at all;

•	access to financing to complete the transaction;

•	the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations, including the four properties noted above;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues, including construction of The Cromwell and the renovation of The Quad;

•	CAC and Growth Partners dependence on CEC and its subsidiaries to provide support and services, as well as Growth Partners’ dependence on CEC’s senior management’s expertise and its participation in CEC’s Total Rewards loyalty program;

•	the effects of a default by CEC on its debt obligations, if such default occurs;

•	CEC’s interests may conflict with Growth Partners’ interests and may possibly keep any or all potential development opportunities for itself;

•	the potential adverse effects if CEC or any of its subsidiaries were to file for bankruptcy;

•	the effects if a third party successfully challenges CEC or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of CEC, which Caesars Interactive Entertainment, Inc. (“CIE”) licenses for use in its businesses;

•	CIE’s reliance on subsidiaries of CEC to obtain online gaming licenses in certain jurisdictions, such as New Jersey and Nevada;

•	the difficulty of operating Growth Partners’ business separately from CEC, including that managing that process effectively may consume a significant portion of management’s time;

•	risks inherent in Growth Partners’ business model and Growth Partners’ short operating history;

•	the additional capital that Growth Partners may require to support business growth may not be available on acceptable terms, or at all;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the new and rapidly changing industry in which Growth Partners operates, such as CIE’s social and mobile games business and internet gaming business; and

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition faced by the Planet Hollywood Resort & Casino, Bally’s Las Vegas and The Quad (and will be faced by The Cromwell) from other hotel casino resorts in Las Vegas and that Harrah’s New Orleans and Horseshoe Baltimore face from other regional casinos and resorts;

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Transaction Agreement, dated March 1, 2014, by and among the Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc., Caesars License Company, LLC, Harrah’s New Orleans Management Company, Corner Investment Company, LLC, 3535 LV Corp., Parball Corporation, JCC Holding Company II, LLC, Caesars Acquisition Company and Caesars Growth Partners, LLC.

99.1	Press Release, dated March 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: March 3, 2014	By:	/s/ CRAIG J. ABRAHAMS
Craig J. Abrahams
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Transaction Agreement, dated March 1, 2014, by and among the Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc., Caesars License Company, LLC, Harrah’s New Orleans Management Company, Corner Investment Company, LLC, 3535 LV Corp., Parball Corporation, JCC Holding Company II, LLC, Caesars Acquisition Company and Caesars Growth Partners, LLC.

99.1	Press Release, dated March 3, 2014.